Exhibit 24(b)(4)


                       OPPENHEIMER MONEY MARKET FUND, INC.
                        Share Certificate (8-1/2" x 11")


I.       FACE OF CERTIFICATE (All text and other matter lies within
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner, box with heading: NUMBER)

                           (upper right corner, box with heading: SHARES)


                           (centered
                           below boxes)     OPPENHEIMER MONEY MARKET FUND, INC.

                           INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

         (at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                     (box with number)
                                                      CUSIP 683905 10 3

         (at left)             is the owner of

         (centered)    FULLY PAID AND NON-ASSESSABLE SHARES OF CAPITAL STOCK
         WITH THE PAR VALUE OF $.10 EACH OF

                       OPPENHEIMER MONEY MARKET FUND, INC.

         (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.



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                           (signature               Dated:    (signature
                           at left of seal)                   at right of seal)

                           -----------------------          -------------------
                           TREASURER                        PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                       OPPENHEIMER MONEY MARKET FUND, INC.
                                      SEAL
                                      1973
                                    MARYLAND


(at lower right, printed
 vertically)                             Countersigned
                                         OPPENHEIMERFUNDS SERVICES
                                        (A DIVISION OF OPPENHEIMERFUNDS,Inc.)

                                         Denver (CO)             Transfer Agent

                                                By ____________________________
                                                      Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                            (Cust)                         (Minor)

                            UNDER UGMA/UTMA               ___________________
                                                         (State)

Additional abbreviations may also be used though not in the above list.

For Value Received_____________________hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



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               (Please print or type name and address of assignee)

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________________________________________________  Shares  of the  capital  stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

                                  Signed: ________________________________

                                          -----------------------------------
                                          (Both must sign if joint owners)

                               Signature(s) __________________________
                            guaranteed                Name of Guarantor
                            by:             _____________________________
                                                        Signature of
                                                        Officer/Title

(text printed              NOTICE: The signature(s) to this assignment must
vertically to right         correspond with the name(s) as written upon the
of above paragraph)         face of the certificate in every particular
                            without alteration or enlargement or any change whatever.

(text printed in            Signatures must be guaranteed by a financial
box to left of              institution of the type described in the current
signature(s))               prospectus of the Corporation.

The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark              OppenheimerFunds
when viewed at an angle.  It is invalid without this         "four hands"
watermark:                                                   logotype

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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY